UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 9, 2020
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-01405	DELMARVA POWER & LIGHT COMPANY	51-0084283
(a Delaware and Virginia corporation) 500 North Wakefield Drive Newark, Delaware 19702 (202) 872-2000

001-03559	ATLANTIC CITY ELECTRIC COMPANY	21-0398280
(a New Jersey corporation) 500 North Wakefield Drive Newark, Delaware 19702 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Section 1 - Registrant's Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.

On June 9, 2020, Atlantic City Electric Company (ACE) and Delmarva Power & Light Company (DPL) each entered into a Bond Purchase Agreement (the ACE Purchase Agreement and DPL Purchase Agreement, respectively) with certain institutional investors. The ACE Purchase Agreement is for the offer and sale of $100,000,000 aggregate principal amount of its First Mortgage Bonds, 3.24% Series due June 9, 2050 (the ACE Bonds). The DPL Purchase Agreement is for the offer and sale of $100,000,000 aggregate principal amount of its First Mortgage Bonds, 2.53% Series due June 9, 2030 (the DPL Bonds). The forms of the ACE Purchase Agreement and the DPL Purchase Agreement are filed herewith as Exhibit 1.1 and Exhibit 1.2, respectively. See Item 2.03 below for a description of the bonds issued by ACE and DPL pursuant to the ACE and DPL Purchase Agreements and related agreements.

Section 2 - Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 9, 2020, ACE entered into the ACE Purchase Agreement for the offer and sale of $100,000,000 aggregate principal amount of the ACE Bonds.

On June 9, 2020, DPL entered into the DPL Purchase Agreement for the offer and sale of $100,000,000 aggregate principal amount of the DPL Bonds.

The ACE and DPL Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing of the sale of the ACE and DPL Bonds occurred on June 9, 2020. ACE and DPL each intend to apply the proceeds of the sale of the ACE Bonds and DPL Bonds, respectively, to repay existing indebtedness and for general corporate purposes.

The ACE Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of January 15, 1937, from ACE to The Bank of New York Mellon (formerly Irving Trust Company), as trustee (the ACE Mortgage Trustee), as amended and supplemented by various instruments including that certain Indenture Supplemental to the Mortgage and Deed of Trust, dated as of June 1, 2020 (the ACE Supplemental Indenture), establishing the terms of the Bonds (the ACE Mortgage). Subject to the exceptions and limitations contained in the ACE Mortgage, the ACE Bonds will be secured, together with all bonds now or hereafter issued, under the ACE Mortgage, by a first lien (subject to the conditions and limitations in the instruments through which ACE claims title to its properties, and to excepted encumbrances under the Mortgage) on substantially all of ACE’s real and personal properties and franchises. A copy of the ACE Supplemental Indenture is filed herewith as Exhibit 4.2.

The DPL Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of October 1, 1943, from DPL to the Bank of New York Mellon as trustee (the DPL Mortgage Trustee), as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of June 1, 2020 (the DPL Supplemental Indenture), establishing the terms of the DPL Bonds (the DPL Mortgage). Subject to the exceptions and limitations contained in the DPL Mortgage, the DPL Bonds were secured, together with all bonds now or hereafter issued, under the DPL Mortgage, by a first lien (subject to the conditions and limitations in the instruments through which DPL claims title to its properties, and to excepted encumbrances under the DPL Mortgage) on substantially all of DPL’s real and personal properties and franchises. A copy of the DPL Supplemental Indenture is filed herewith as Exhibit 4.4.

Mizuho Securities USA LLC and Scotia Capital (USA) Inc. acted as joint lead placement agents in connection with the proposed issuance, offering and sale by ACE and DPL of the ACE Bonds and DPL Bonds, respectively.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Purchase Agreement, dated June 9, 2020 among Atlantic City Electric Company and the purchasers signatory thereto
1.2	Purchase Agreement, dated June 9, 2020 among Delmarva Power & Light Company and the purchasers signatory thereto
4.1	Form of ACEs First Mortgage Bond, 3.24% Series due June 9, 2050 (included in Exhibit 4.2)
4.2	Supplemental Indenture, dated as of June 1, 2020, with respect to the ACE Mortgage and Deed of Trust, dated as of January 15, 1937
4.3	Form of DPL’s First Mortgage Bond, 2.53% Series due June 9, 2030 (included in Exhibit 4.4)
4.4	Supplemental Indenture, dated as of June 1, 2020, with respect to the DPL Mortgage and Deed of Trust, dated as of October 1, 1943
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This combined Current Report on Form 8-K is being furnished separately by Atlantic City Electric Company and Delmarva Power & Light Company (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those discussed herein as well as the items discussed in (1) Registrants' 2019 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) Registrants' First Quarter 2020 Quarterly Reports on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors; (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation and (c) Part I, ITEM 1. Financial Statements: Note 14, Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. The Registrants undertake no obligation to publicly release any revision to their forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMARVA POWER & LIGHT COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Delmarva Power & Light Company

ATLANTIC CITY ELECTRIC COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Atlantic City Electric Company
June 9, 2020

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated June 9, 2020 among Atlantic City Electric Company and the purchasers signatory thereto
1.2	Purchase Agreement, dated June 9, 2020 among Delmarva Power & Light Company and the purchasers signatory thereto
4.1	Form of ACEs First Mortgage Bond, 3.24% Series due June 9, 2050 (included in Exhibit 4.2)
4.2	Supplemental Indenture, dated as of June 1, 2020, with respect to the ACE Mortgage and Deed of Trust, dated as of January 15, 1937
4.3	Form of DPL’s First Mortgage Bond, 2.53% Series due June 9, 2030 (included in Exhibit 4.4)
4.4	Supplemental Indenture, dated as of June 1, 2020, with respect to the DPL Mortgage and Deed of Trust, dated as of October 1, 1943
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.